Exhibit 10.5

                              Additional agreement
    to Accessorial agreement # 5382 (for granting a credit) dated May 6, 2002

City of Almaty                                                       May 7, 2002

     1) Kazkommertsbank OJSC hereinafter referred to as "the Bank" in the person of the Director of Department of corporate relations # 3 Ms. D.
          B. Nurmagambetova acting on the basis of Power of attorney # 345 dated June 25, 2002, and

     2) Closed joint-stock company Karakudukmunay hereinafter referred to as "the Company" in the person of the Administrative Manager Mr. U. B. Khairov acting on the basis of the unnumbered Power of attorney dated April 30, 2002, on the other hand, collectively referred to as "the Parties" and separately as indicated above or as "the Party" have concluded this Additional agreement (hereinafter referred to as "the Additional agreement") to Accessorial agreement # 5382/A (for granting a credit) dated May 6, 2002 (hereinafter referred to as "the Agreement") on the following:

1.   To change paragraph 1.2 of the Agreement and formulate it as follows:

     "1.2. For using the loan the Company agrees to pay to the Bank a compensation (interest) in the amount of 14 (fourteen) per cent per annum of the sum of the loan (simple interest).

          The amount of compensation (interest) shall be calculated on the basis of a year consisting of 360 days, for the actual number of days of using the loan by the Company."

2.   To change paragraph 2.1 of the Agreement and formulate it as follows:

     "2.1. The loan shall be granted to the Company for the following purposes: refinancing the debt to Central Asian Petroleum (Guernsey) Limited and financing the capital expenditures."

3.   To change paragraph 2.3 of the Agreement and formulate it as follows:

     "2.3. Repayment of the loan and payment of the compensations (interest) shall be effected by the Company and/or third parties indicated by the Company subject to requirements of the current laws of the Republic of Kazakstan by way of transferring the money to the Bank within the time and in the amount specified in Appendix # 1 to the Accessorial Agreement, which is an integral part of it."

4.   To change paragraph 2.5 of the Agreement and formulate it as follows:

     "2.5. In the event of violation by the Company of any of its obligations under the Accessorial Agreement, the Bank shall be entitled to collect (withdraw) without acceptance any amounts of the debt (including outstanding) of the Company under the Accessorial Agreement by way of direct debiting the Company's bank accounts with Kazkommertsbank OJSC, and also by way of presenting of payment orders executable without acceptance or other documents required to effect, without acceptance and/or dispute,


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     collection (withdrawal) of money to the Company's bank accounts established with any banks (organizations performing certain types of banking operations and other crediting organization) on the territory of the Republic of Kazakstan and abroad."

5. To change Appendix # 1 to the Agreement and formulate it as in Appendix # 1 to the Additional Agreement.

6. This Additional Agreement is an integral part of the Agreement and is valid upon signing by authorized representatives of the Parties.

7. This Additional Agreement is executed in three copies having equal legal force, two copies for the Bank and one for the Company.


               LEGAL ADDRESSES AND BANKING DETAILS OF THE PARTIES:

BANK: Kazkommertsbank OJSC - Republic of Kazakstan, Almaty, 480060, 135/H Gagarin av., correspondent account 900161126, MFO 190501926 in the Department of payment systems of the National Bank of the Republic of Kazakstan, RNN 600400055239, residency code 1, economy sector code 4;

COMPANY: Karakudukmunay JSC - Republic of Kazakstan, Mangistau oblast, Aktau, 466200, District 3, Building 82, proceeds account 06467365, currency account 05070546 in Aktau branch of Kazkommertsbank OJSC, RNN 430600001175, residency code 1, economy sector code 7.


                           BANK                      COMPANY

                   D. B. Nurmagambetova           U. B. Khairov
              ----------------------------        ----------------------------
                   D. B. NURMAGAMBETOVA           U. B. KHAIROV




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                                                 Appendix # 1
                                                 to the Additional Agreement
                                                 dated May 7, 2002
                                                 to Accessorial Agreement # 5382
                                                 (for granting a credit) dated
                                                 May 6, 2002


                                                 APPENDIX # 1
                                                 to Accessorial Agreement # 5382
                                                 (for granting a credit) dated
                                                 May 6, 2002

                                    SCHEDULE
           of repayment of the debt under Accessorial Agreement # 5382
                    (for granting a credit) dated May 6, 2002

USD
-------------------------  ---------------------  ---------------------  ----------------------  ---------------------
        Date of                Outstanding             Repayment            Total to be
       repayment                loan debt                                      repaid
-------------------------  ---------------------  ---------------------  ----------------------  ---------------------
                                                          Loan                 Interest
-------------------------  ---------------------  ---------------------  ----------------------  ---------------------
        25.12.02              30,000,000.00               0.00               2,718,333.33            2,718,333.33
-------------------------  ---------------------  ---------------------  ----------------------  ---------------------
        25.03.03              30,000,000.00               0.00               1,050,000.00            1,050,000.00
-------------------------  ---------------------  ---------------------  ----------------------  ---------------------
        06.05.03              30,000,000.00           2,000,000.00            490,000.00             2,490,000.00
-------------------------  ---------------------  ---------------------  ----------------------  ---------------------
        06.08.03              28,000,000.00           2,000,000.00           1,001,777,78            3,001,777.78
-------------------------  ---------------------  ---------------------  ----------------------  ---------------------
        06.11.03              26,000,000.00           2,000,000.00            930,222.22             2,930,222.22
-------------------------  ---------------------  ---------------------  ----------------------  ---------------------
        06.02.04              24,000,000.00           3,000,000.00            858,666.67             3,858,666.67
-------------------------  ---------------------  ---------------------  ----------------------  ---------------------
        06.05.04              21,000,000.00           3,000,000.00            735,000.00             3,735,000.00
-------------------------  ---------------------  ---------------------  ----------------------  ---------------------
        06.08.04              18,000,000.00           3,000,000.00            644,000.00             3,644,000.00
-------------------------  ---------------------  ---------------------  ----------------------  ---------------------
        06.11.04              15,000,000.00           3,000,000.00            536,666.67             3,536,666.67
-------------------------  ---------------------  ---------------------  ----------------------  ---------------------
        06.02.05              12,000,000.00           6,000,000.00            429,333.33             6,429,333.33
-------------------------  ---------------------  ---------------------  ----------------------  ---------------------
        06.05.05               6,000,000.00           6,000,000.00            207,666.67             6,207,666.67
-------------------------  ---------------------  ---------------------  ----------------------  ---------------------
         Total:                    0.00              30,000,000.00           9,601,666.67           39.601,666.67
-------------------------  ---------------------  ---------------------  ----------------------  ---------------------


                           BANK                                                       COMPANY

                   D. B. Nurmagambetova                                            U. B. Khairov
                   ---------------------                                           -------------
                   D. B. NURMAGAMBETOVA                                            U. B. KHAIROV

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